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                                                                     Exhibit 4.2

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
   COMMON SHARES                                       [LOGO]                                                  COMMON SHARES

   NUMBER                                             Palm, Inc.                                                       SHARES
 PAL

THIS CERTIFICATE IS TRANSFERABLE    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE               CUSIP 696642 10 7
IN CANTON, MA AND NEW YORK, NY                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS

     This Certifies that




     is the record holder of

                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

----------------------------------------------------------             ------------------------------------------------------------
----------------------------------------------------------  Palm, Inc. ------------------------------------------------------------
----------------------------------------------------------             ------------------------------------------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and
Registrar.
In Witness thereof, the Corporation has caused this Certificate to be executed and attested to by the manual or facsimile signatures of its duly authorized officers, under a facsimile of its corporate seal to be affixed hereto.

Dated:

                                                  [SEAL]
   SECRETARY                                                                              CHIEF EXECUTIVE OFFICER

                                                            COUNTERSIGNED AND REGISTERED:
                                                                 EquiServe Trust Company, N.A.
                                                                                          TRANSFER AGENT
                                                                                          AND REGISTRAR

                                                            BY:
                                                                                 AUTHORIZED SIGNATURE
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                                  Palm, Inc.

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
     Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -- as tenants in common                                      UNIF GIFT MIN ACT  --           Custodian
                                                                                               ----------------------------------
     TEN ENT  -- as tenants by the entireties                                                  (Cust)                    (Minor)
                                                                                               under Uniform Gifts to Minors
     JT TEN   -- as joint tenants with right of                                                Act______________________________
                 survivorship and not as tenants                                                            (State)
                 in common

                               Additional abbreviations may also be used though not in the above list.

For value received, ________________________________________________________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
     --------------------------------------

     --------------------------------------

___________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________ Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________________________

In presence of

X_______________________________________                                   X________________________________________________________
                                                                            THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                                                                            THE NAME AS
                                                                    NOTICE: WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                                            PARTICULAR, WITHOUT
                                                                            ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By__________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM). PURSUANT TO SEC RULE 17Ad-15.
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THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS
AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN PALM, INC. AND FLEET NATIONAL BANK,
AS THE RIGHTS AGENT, DATED AS OF SEPTEMBER 25, 2000 (THE "RIGHTS AGREEMENT"),
THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF PALM, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. PALM, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF
THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.